The date of this supplement is June 15, 2007.

C01-041 6/15/07

T. Rowe Price International Funds, Inc.

T. Rowe Price Emerging Europe & Mediterranean Fund

Supplement to prospectus dated March 1, 2007

The Portfolio Management paragraph in Section 3 of the prospectus is supplemented as follows:

Effective July 2, 2007, S. Leigh Robertson will replace Christopher D. Alderson and assume day-to-day responsibility for managing the portfolio and developing and executing its investment program. Ms. Robertson joined T. Rowe Price International in 2002 and has been managing investments since that time. Prior to joining T. Rowe Price International, she was a Fund Manager/Analyst with Merrill Lynch covering Latin America.